                      The Central European Value Fund, Inc.
                                                               February 15, 2000

Dear Shareholder:

We are pleased to report on the investment performance and activities of The Central European Value Fund, Inc. (the "Fund"), for the period of September 1, 1999 to December 31, 1999. The Board of Directors recently changed the Fund's fiscal year end from August 31, to December 31.

During the four months, the Fund provided a net asset value ("NAV") total return of 1.9%, exceeding the 1.3% return of its benchmark, the Central European Stock Index ("CESI"). The CESI is a capitalization-weighted index of stocks listed on the exchanges of Hungary, Poland, the Czech Republic, Slovenia and Slovakia.

The Fund's market return, the price appreciation of its shares on the New York Stock Exchange, was 5.6% during the four months.

Improved Market Conditions
The stock markets of Central Europe languished from September through November, drifting generally lower on light trading. In December, the markets sprang to life as investor sentiment toward emerging markets turned positive. The CESI rose 13.8% in December, more than recovering its losses of the prior three months. This increase was led by the Polish market, where pension funds experienced large inflows of cash, a portion of which they have been investing in stocks, helping to bolster prices on the Warsaw Stock Exchange.

We believe the strong December performance of the CESI also reflected generally improving economic conditions in the region as well as a more positive outlook for structural reforms. Many countries in the region are beginning to prepare for an eventual economic union with the rest of Europe. In doing so, they have implemented significant reforms in areas such as government spending, banking regulation, and pension and health plans. These reforms, if carried to fruition, could have a positive long-term impact on economic conditions and investment opportunities throughout Central Europe.

Still further, concerns regarding the potential negative impact of the Year 2000 ("Y2K") computer issue, which had been a cloud over the market, began to ease in December. Y2K proved to be a non-event. We have not witnessed any adverse effects regarding Y2K from any companies in which the Fund is invested.

Investment Philosophy
Emerging market investments involve a high degree of volatility and risk, as well as the potential for significant rewards. In managing the Fund, we seek to generate superior long-term performance, while controlling that volatility and risk, by investing in companies that we believe are well managed, have solid balance sheets, and generate sustainable profitability and cash flow. In addition, we want to buy the shares of these quality companies at inexpensive prices relative to their earnings and cash flow.

We continue to find attractive investment opportunities in the region. For instance, the Fund's largest holding, Matav (Magyar Tavkozlesi ADR), is a well-capitalized company that we believe has excellent earnings growth potential. Matav provides local, long-distance, cellular, Internet and other telecommunications services in Hungary. In our view, the company has the telecommunications industry's best management in the region. In addition, two of Matav's major shareholders, Ameritech and Deutsche Telecom, have provided the company with excellent marketing and technical abilities. Another top holding, Mol-Magyar Olaj-es Gazipari, is a well-managed, Hungarian oil and gas company with, what we believe to be, favorable earnings prospects.

The Fund owns a diversified group of companies, which we believe, are among the region's best in their respective industries. The Fund's largest industry positions at December 31, 1999 were: telecommunications, representing 26.1% of the Fund's net assets; banking, 17.8% of net assets; and utilities, 7.9% of net assets.

Asset Allocation
The Fund is currently authorized to invest in Austria, Croatia, the Czech Republic, Estonia, Hungary, Poland, Romania, Slovenia and Slovakia. Net assets were allocated at the beginning and end of the four-month period as follows:



                                          December 31, 1999     August 31, 1999
                                          -----------------     ---------------
  Poland                     equities           39.4%                26.1%
                             bonds               1.7                  7.9
  Hungary                    equities           26.2                 26.2
  Austria                    equities           15.1                 17.4
  Czech Republic             equities           12.9                 14.3
  Estonia                                        0.9                  0.6
  Croatia                    equities            0.7                  0.7
  Other                      equities           --                    0.6
  Short-term investments/
  Other assets                                   3.1                  6.2
                                           ---------            ---------
  Total                                        100.0%               100.0%


Country allocation is a result of individual company selection. We invest in quality businesses available at reasonable prices, wherever they are located in Central Europe, rather than pre-determining how much we will invest in any particular country.

Investment Activities
In November, we purchased shares of Polski Koncern Naftowy ("PKN") in the company's initial public offering. PKN was our fourth largest holding at the end of December, representing 5.2% of net assets. The company was created by the Polish government in 1999 by merging Centrala Productow Neftowych, the nation's largest petroleum distributor, and Petrochemia Plock, its largest oil refinery. PKN is one of the largest industrial enterprises in Central Europe in terms of revenue. We believe the company has significant opportunities to improve its earnings by reducing costs and increasing its share of the Polish oil products market. Moreover, we believe the stock is inexpensive relative to the company's business prospects. The market price of our purchase increased 36% by the end of December.

In addition, we added to several existing holdings in Poland, including Softbank, an information technology company, and two banks--Bank Pekao and Wielkopolski Bank Kredytowy.

Discount and Share Repurchase Program
The Fund's shares trade on the New York Stock Exchange at a discount to their NAV, as is true of many funds that invest in emerging markets. The discount (the amount by which the market price is below NAV) was 12.62% at December 31, 1999, down from 15.7% at August 31, 1999.

In October 1999, the Board of Directors authorized the Fund to aggressively repurchase its shares on a continuous basis whenever they are trading at more than a nominal discount. The Board believes that repurchasing shares at a discount represents an investment opportunity for the Fund and should benefit shareholders by increasing the NAV per share. The Fund repurchased 85,700 shares from November 12th through the end of December.

Recorded Update
For a recorded periodic update, reviewing the Central European stock markets and containing specific information regarding the Fund and its portfolio, including largest holdings, asset allocation, NAV, performance and other information, please call our toll-free number (800) 223-2413.

Summary
The stock markets of Central Europe were very strong in December, but whether this trend will continue in 2000 remains to be seen. By nature, these markets are volatile, yet we believe they offer excellent long-term return potential for the investor willing to withstand volatility and assume some risk.

In managing the Fund, we continue to conduct in-depth fundamental research aimed at identifying quality undervalued companies in the region with the goal of purchasing the best companies available at inexpensive prices. Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen J. Treadway
Stephen J. Treadway
President

                                           The Central European Value Fund, Inc.
Schedule of Investments
December 31, 1999

      Shares                                                                                    Value
--------------------------------------------------------------------------------------------------------
                 EQUITIES-95.2%

                 AUSTRIA-15.1%
                 Banking-4.0%
      56,295     Bank Austria ....................................................           $ 3,177,303
                                                                                          --------------

                 Data Transmission-1.8%
      31,000     Uproar Limited* .................................................             1,446,583
                                                                                          --------------

                 Food, Beverage & Tobacco-4.1%
      40,000     Austria Tabakwerke ..............................................             1,935,094
      15,000     BBAG Oesterreichische Brau Beteiligungs .........................               604,717
      14,991     Brau-Union Goess-Reininghaus-Oesterreichische Brau ..............               667,811
                                                                                          --------------
                                                                                               3,207,622
                                                                                          --------------

                 Forest Products & Paper-1.7%
      29,297     Mayr-Melnhof Karton .............................................             1,358,257
                                                                                          --------------

                 Industrial Components-0.5%
      20,000     Austria Haustechnik .............................................               382,987
                                                                                          --------------

                 Machinery & Engineering-1.0%
      12,000     VA Technologie ..................................................               792,179
                                                                                          --------------

                 Restaurants-0.8%
      16,662     DO & CO Restaurants and Catering ................................               626,378
                                                                                          --------------

                 Steel-1.2%
      20,000     Boehler-Uddeholm ................................................               923,201
                                                                                          --------------

                 Total Austria (cost--$13,182,092)                                            11,914,510
                                                                                          --------------

                 CROATIA-0.7%
                 Pharmaceuticals
      40,000     Pliva GDR (cost--$631,750).......................................               522,000
                                                                                          --------------

                 CZECH REPUBLIC-12.9%
                 Banking-1.0%
     178,500     Ceska Sporitelna*................................................               817,097
                                                                                          --------------

                 Broadcasting & Publishing-0.5%
      72,800     Bonton (a)*......................................................               351,750
                                                                                          --------------

                                           The Central European Value Fund, Inc.
Schedule of Investments (continued)
December 31, 1999

      Shares                                                                                    Value
--------------------------------------------------------------------------------------------------------
                 EQUITIES (continued)

                 CZECH REPUBLIC (continued)
                 Food, Beverage & Tobacco-3.3%
      13,000     Tabak ...........................................................           $ 2,622,148
                                                                                          --------------

                 Telecommunications Equipment-7.8%
      80,443     Ceske Radiokomunikace GDR*.......................................             2,936,169
     200,000     SPT Telecom* ....................................................             3,228,599
                                                                                          --------------
                                                                                               6,164,768
                                                                                          --------------

                 Utilities, Electrical & Gas-0.3%
     100,000     Ceske Energeticke Zavody (CEZ)...................................               247,172
                                                                                          --------------

                 Total Czech Republic (cost--$8,992,140)..........................            10,202,935
                                                                                          --------------

                 ESTONIA-0.9%
                 Telecommunications Equipment
      35,000     Eesti Telekom GDR (cost--$719,375)...............................               721,000
                                                                                          --------------

                 HUNGARY-26.2%
                 Automotive-1.3%
      50,000     North American Bus Industries*...................................             1,049,671
                                                                                          --------------

                 Banking-3.0%
      40,000     Orszagos Takarekpenztar es Kereskedelmi (OTP) Bank...............             2,344,134
                                                                                          --------------

                 Chemicals-1.5%
      30,000     BorsodChem GDR...................................................             1,192,500
                                                                                          --------------

                 Data Processing and Reproduction-0.8%
      63,000     Synergon Information Systems Ltd. GDR (b)*.......................               611,100
       5,000     Synergon Information Systems Ltd. GDR Reg Shares*................                48,500
                                                                                          --------------
                                                                                                 659,600
                                                                                          --------------

                 Pharmaceuticals-2.9%
      31,909     Egis Gyogyszergyar...............................................             1,263,923
      15,000     Gedeon Richter GDR...............................................               982,500
                                                                                          --------------
                                                                                               2,246,423
                                                                                          --------------

                                           The Central European Value Fund, Inc.
Schedule of Investments (continued)
December 31, 1999

      Shares                                                                                    Value
--------------------------------------------------------------------------------------------------------
                 EQUITIES (continued)

                 HUNGARY (continued)
                 Telecommunications Equipment-9.1%
     199,200     Magyar Tavkozlesi ADR............................................           $ 7,171,200
                                                                                          --------------

                 Utilities, Electrical & Gas-7.6%
      85,000     Delmagyarorszagi Aramszo GDR.....................................             1,258,000
     186,000     Mol Magyar Olaj-es Gazipari......................................             3,867,939
      38,500     Mol Magyar Olaj-es Gazipari GDR..................................               808,500
                                                                                          --------------
                                                                                               5,934,439
                                                                                          --------------

                 Total Hungary (cost--$17,215,172)................................            20,597,967
                                                                                          --------------

                 POLAND-39.4%
                 Banking-9.8%
      50,000     Bank Pekao*......................................................               649,335
      30,125     Bank Slaski......................................................             2,047,189
      46,350     BRE Bank.........................................................             1,468,404
     110,875     Powszechny Bank Kredytowy........................................             2,533,903
     150,400     Wielkopolski Bank Kredytowy......................................             1,018,428
                                                                                          --------------
                                                                                               7,717,259
                                                                                          --------------

                 Data Processing and Reproduction-3.7%
      50,000     ComputerLand Poland*.............................................               807,739
      64,047     Softbank.........................................................             2,137,481
                                                                                          --------------
                                                                                               2,945,220
                                                                                          --------------

                 Leisure & Tourism-4.4%
     400,498     Orbis*...........................................................             3,467,431
                                                                                          --------------

                 Machinery & Engineering-3.4%
     200,627     Elektrim*........................................................             1,989,288
     394,908     Elektrim Kable*..................................................               697,177
                                                                                          --------------
                                                                                               2,686,465
                                                                                          --------------
                 Metals-Diversified-3.8%
     217,000     KGHM Polska Meidz GDR............................................             2,951,200
                                                                                          --------------

                 Oil, Integrated-5.2%
     325,000     Polski Koncern Naftowy GDR*......................................             4,062,500
                                                                                          --------------

                                           The Central European Value Fund, Inc.
Schedule of Investments (continued)
December 31, 1999

      Shares                                                                                    Value
--------------------------------------------------------------------------------------------------------
                 EQUITIES (continued)

                 POLAND (continued)
                 Pharmaceuticals-0.8%
      70,000     Polska Grupa Farmaceutyczna*.....................................         $     648,368
                                                                                          --------------

                 Telecommunications Equipment-8.3%
     100,000     Agora GDR (b)*...................................................             1,475,000
      50,000     Agora GDR Reg Shares*............................................               737,500
     275,000     Telekomunikacja Polska GDR (b)...................................             1,753,125
     400,000     Telekomunikacja Polska GDR Reg Shares............................             2,550,000
                                                                                          --------------
                                                                                               6,515,625
                                                                                          --------------

                 Total Poland (cost--$27,732,114)                                             30,994,068
                                                                                          --------------

                 Total Equities (cost--$68,472,643)...............................            74,952,480
                                                                                          --------------

    Principal
     Amount
      (000)
    ---------
                 BONDS-1.7%
                 POLAND-1.7%
      $2,000     PTC International Finance--0%, 7/01/07 (c)
                 (cost--$1,470,524)...............................................             1,340,000
                                                                                          --------------

                 U.S. GOVERNMENT AGENCY NOTES-3.1%
       2,450     Federal Home Loan Bank Discount Notes--1.5%, 1/3/00
                 (cost--$2,449,796)...............................................             2,449,796
                                                                                          --------------

                 Total Investments (cost--$72,392,963) (d)...................  100.0%         78,742,276
                 Liabilities in excess of other assets......................    (0.0)            (19,545)
                                                                               -----      --------------

                 Net Assets.................................................   100.0%        $78,722,731
                                                                               =====      ==============

-----------
    * Non-income producing security
  (a) Fair valued, totaling $351,750 or 0.4% of net assets.
  (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically to qualified institutional investors. These securities total $3,839,225 or 4.9% of net assets.
  (c) Step-up coupon. Interest rate 0% per annum until 7/1/02, 10.75% thereafter.
  (d) The cost basis of portfolio securities for federal income tax purposes is $72,442,042. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $11,218,351, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $4,918,117, and net unrealized appreciation for federal income tax purposes is $6,300,234.
  ADR American Depositary Receipt
  GDR Global Depositary Receipt

See accompanying notes to financial statements.

                                           The Central European Value Fund, Inc.

Statement of Assets and Liabilities
December 31, 1999

Assets:
Investments, at value (cost--$72,392,963)...............................................   $  78,742,276
Cash (including foreign currency of $255,059 with a cost of $255,090)...................         256,407
Foreign withholding taxes reclaimable...................................................          24,662
Receivable for investments sold.........................................................           8,455
Prepaid expenses and other assets.......................................................          13,581
                                                                                          --------------
   Total Assets.........................................................................      79,045,381
                                                                                          --------------
Liabilities:
Payable for Fund shares purchased.......................................................          15,083
Investment management fee payable.......................................................          63,100
Administration fee payable..............................................................          12,620
Other payables and accrued expenses.....................................................         231,847
                                                                                          --------------
   Total Liabilities....................................................................         322,650
                                                                                          --------------

Net Assets..............................................................................     $78,722,731
                                                                                          ==============

Composition of Net Assets:
Capital stock, $0.001 par value; 5,878,047 shares issued
   (100,000,000 shares authorized)......................................................   $       5,878
Paid-in capital in excess of par........................................................      74,893,468
Cost of 85,700 shares held in treasury stock............................................        (853,822)
Accumulated net investment loss.........................................................        (465,252)
Accumulated net realized loss on investments............................................      (1,205,431)
Net unrealized appreciation of investments and other assets and liabilities denominated
    in foreign currency.................................................................       6,347,890
                                                                                          --------------

Net Assets..............................................................................     $78,722,731
                                                                                          ==============

Shares outstanding......................................................................       5,792,347
                                                                                          --------------

Net Asset Value Per Share ..............................................................          $13.59
                                                                                                  ======


See accompanying notes to financial statements.

                                           The Central European Value Fund, Inc.
Statement of Operations

                                                                            For the Period   For the Year
                                                                                Ended            Ended
                                                                             December 31,     August 31,
                                                                                1999*            1999
                                                                            --------------   -------------

Investment Income:
  Interest............................................................       $   219,623     $ 1,855,593
  Dividends (net of foreign withholding taxes of $223,658)............            --           1,231,581
                                                                            ------------    ------------
    Total investment income...........................................           219,623       3,087,174
                                                                            ------------    ------------

Expenses:
   Investment management fee..........................................           240,299         746,140
   Legal fees.........................................................            80,334         204,946
   Custodian fees.....................................................            60,007         201,130
   Administration fees................................................            48,060         149,228
   Auditing and tax service fees......................................            46,300          73,601
   Directors' fees and expenses.......................................            23,222          38,696
   Insurance expense..................................................            13,909          41,599
   Reports and notices to shareholders................................            13,666          52,001
   Transfer agent fees................................................            11,000          36,444
   New York Stock Exchange listing fee................................             5,405          16,170
   Amortization of organizational expenses............................             4,883          61,462
   Miscellaneous......................................................             3,436          20,996
                                                                            ------------    ------------
     Total expenses...................................................           550,521       1,642,413
     Less: expense offset.............................................            (1,606)         (1,229)
                                                                            ------------    ------------
       Net expenses...................................................           548,915       1,641,184
                                                                            ------------    ------------
       Net investment income (loss)...................................          (329,292)      1,445,990
                                                                            ------------    ------------

Net Realized and Unrealized Gain (Loss) on Investments,
  Forward Foreign Currency Contracts and Foreign Currency
  Transactions:
  Net realized gain (loss) on:
    Investments.......................................................           603,956        (795,287)
    Forward foreign currency contracts................................            --             808,062
    Foreign currency transactions.....................................          (521,200)     (1,330,569)
  Net change in unrealized appreciation/depreciation on investments, forward foreign currency contracts and other assets and
    liabilities denominated in foreign currency.......................         1,400,018      14,034,023
                                                                            ------------    ------------

  Net realized and unrealized gain on investments, forward foreign
    currency contracts and foreign currency transactions..............         1,482,774      12,716,229
                                                                            ------------    ------------


Net increase in net assets from investment operations.................        $1,153,482     $14,162,219
                                                                            ============    ============

------------
*For the period September 1, 1999 to December 31, 1999
See accompanying notes to financial statements

                                           The Central European Value Fund, Inc.
Statement of Changes in Net Assets

                                                           For the Period   For the Year    For the Year
                                                               Ended           Ended           Ended
                                                            December 31,     August 31,      August 31,
                                                                1999*           1999            1998
                                                           --------------  --------------  --------------

Operations:
Net investment income (loss).............................   $   (329,292)   $  1,445,990    $    585,164
Net realized gain (loss) on investments, forward foreign
   currency contracts and foreign currency transactions .         82,756      (1,317,794)      4,881,520
Net change in unrealized appreciation/depreciation on
   investments, forward foreign currency contracts and
   other assets and liabilities denominated in foreign
   currency                                                    1,400,018      14,034,023     (28,857,373)
                                                            ------------    ------------    ------------

       Net increase (decrease) in net assets resulting
                 from operations.........................      1,153,482      14,162,219     (23,390,689)
                                                            ------------    ------------    ------------

Dividends and Distributions to Shareholders from:
Net investment income....................................        --           (1,376,063)       (378,546)
Net realized gains on investments........................        --           (3,908,901)       (425,512)
Paid-in capital in excess of par.........................        --             (581,327)         --
                                                            ------------    ------------    ------------
       Total dividends and distributions to shareholders.        --           (5,866,291)       (804,058)
                                                            ------------    ------------    ------------


Capital Share Transactions:
Cost of 85,700 Fund shares repurchased...................       (853,822)        --               --
                                                            ------------    ------------    ------------

       Net increase (decrease) in net assets.............        299,660       8,295,928     (24,194,747)
                                                            ------------    ------------    ------------


Net Assets:
Beginning of period......................................     78,423,071      70,127,143      94,321,890
                                                            ------------    ------------    ------------

End of period............................................    $78,722,731     $78,423,071    $ 70,127,143
                                                            ============    ============   =============


------------
* For the period September 1, 1999 to December 31, 1999.


See accompanying notes to financial statements

                                           The Central European Value Fund, Inc.
Notes to Financial Statements
December 31, 1999

1. Organization and Significant Accounting Policies
The Central European Value Fund, Inc. (the "Fund") was incorporated in Maryland on March 3, 1994 and commenced operations on September 30, 1994. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. On December 15, 1999, the Board of Directors changed the fiscal year end of the Fund from August 31 to December 31 of each year commencing with December 31, 1999.

The Fund invests at least 65% of its total assets, under normal market conditions, in the securities of Central European issuers. In addition, the Fund is permitted to invest up to 35% of its total assets in Eastern European issuers. The Fund's Board of Directors has currently approved investment in the following Central European countries: Austria, Croatia, Czech Republic, Estonia, Hungary, Poland, Romania, Slovakia and Slovenia.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

All securities for which market quotations are readily available are valued at the last sale price on the day of valuation or if there are no such sales, at the mean between the last current bid and asked prices. If there was no sales price on such date and only bid quotations are available, securities are valued at the last quoted bid price.

Securities for which sales prices and bid and asked quotations are not available may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, or by amortizing their value on the 61st day prior to maturity if the term to maturity from the date of purchase exceeds 60 days. Securities for which market values are not readily ascertainable (aggregating $351,750 or 0.4% of net assets at December 31, 1999) are carried at fair value as determined by or under the supervision of the Board of Directors.

(b) Investment Transactions and Investment Income

Investment transactions are recorded on the trade date. Realized gains and losses on investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

(c) Tax Status

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986 as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any during each calendar year the Fund intends not to be subject to U.S. federal excise tax.

                                           The Central European Value Fund, Inc.
Notes to Financial Statements (continued)
December 31, 1999

In accordance with U.S. treasury regulations, the Fund elected to defer realized capital and foreign currency losses arising after October 31, 1999 of $173,853 and $465,252, respectively. Such losses are treated for tax purposes as arising on January 1, 2000.

At December 31, 1999, the Fund had a capital loss carryforward of $982,499 available as a reduction, to the extent provided in the regulations, of any future capital gains realized through fiscal year 2007. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The Fund believes that dividend and interest income from its investments in Central European countries is subject to the applicable withholding tax rates, which currently are up to 25% and that capital gains on the sale of securities of companies domiciled in such countries are not generally subject to taxation in such countries. Certain of these rates are based upon applicable treaties between the United States and such countries. Based upon current circumstances, the Fund believes it is generally entitled to the benefits of the treaties between the United States and the respective countries and accordingly recognizes withholding taxes based upon the applicable treaty rates. However, there is no history of regulatory or legal interpretation of the treaties with certain Central European countries and there can be no assurance that the benefits of the treaties with such countries will be available to the Fund.

(d) Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) the market value of investments, and other assets and liabilities denominated in foreign currency are translated at the closing rates of exchange on the valuation date; and (ii) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of equity securities. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for federal income tax reporting purposes.

Net realized loss on foreign currency transactions of $476,491 represents foreign currency gains and losses from sales and maturities of debt securities, transactions in foreign currency, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U. S. dollar equivalent of the amounts actually received or paid.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(e) Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts ("FX contracts") to hedge its currency exposure. An FX contract is an agreement between two parties to buy or sell a currency at a set price on a future date.

                                           The Central European Value Fund, Inc.
Notes to Financial Statements (continued)
December 31, 1999

The market value of an FX contract fluctuates with changes in forward currency exchange rates. FX contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When an FX contract is closed, the Fund records a realized gain or loss on foreign currency related transactions. In addition, unrealized gains or losses on certain open contracts are required to be recognized for U.S. federal income tax purposes at the close of the Fund's taxable year and may be treated as ordinary income for such purposes. FX contracts may involve risks in excess of the unrealized gain or loss that would be reflected in the Fund's Statement of Assets and Liabilities (e.g. the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar). At December 31, 1999, the Fund had no open FX contracts.

(f) Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital in excess of par.

During the period ended December 31, 1999, the Fund reclassified $658,610 from accumulated net investment loss to paid-in capital in excess of par as a result of a permanent book/tax difference relating to a net operating loss for the period ended December 31, 1999. Net assets were not affected by this reclassification.

(g) Expense Offset

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Management, Investment Advisory and Administrative Services

On September 20, 1999 the Board of Directors of the Fund approved the assignment of the Management Agreement between the Fund and Value Advisors LLC to PIMCO Advisors L.P. (the "Investment Manager"), the parent of Value Advisors LLC. The assignment did not require the approval of the shareholders of the Fund. Subsequent to the assignment, services are being provided by the same persons who provided services on behalf of Value Advisors LLC. The Management Agreement between Value Advisors LLC and the Fund was approved by the Fund's shareholders on October 14, 1997 and became effective on November 5, 1997. Prior thereto, Advantage Advisers, Inc. served as the Fund's investment manager. The Investment Manager supervises the Fund's investment program, including advising and consulting with OpCap Advisors, the

                                           The Central European Value Fund, Inc.
Notes to Financial Statements (continued)
December 31, 1999

Fund's investment adviser (the "Adviser") regarding the Fund's overall investment strategy. Pursuant to an Investment Advisory Agreement, the Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. The Adviser is an indirect wholly-owned subsidiary of PIMCO Advisors L.P. and was acquired by PIMCO Advisors L.P. on November 4, 1997.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.00% of the Fund's average weekly net assets and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.50%, of the Fund's average weekly net assets.

For the period ended December 31, 1999, the Investment Manager was paid $240,299. The Investment Manager has informed the Fund that $120,150 was paid to the Investment Adviser for the period ended December 31, 1999.

On September 20, 1999 the Board of Directors of the Fund approved the assignment of the Administration Agreement between the Fund and Value Advisors LLC to PIMCO Advisors L.P. Shareholder approval of the assignment was not required. Value Advisors LLC served as the Fund's administrator since November 5, 1997. Prior thereto, Oppenheimer & Co., Inc., parent of Advantage Advisers, Inc., served as the Fund's administrator. For its services, the administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the period ended December 31, 1999, administration fees totaled $48,060.

3. Investments in Securities

Purchases and sales of securities other than short-term debt securities aggregated $13,610,829 and $12,389,614, respectively, for the period ended December 31, 1999.

4. Share Repurchase Program

On October 19, 1999, the Fund announced that it will repurchase its shares of capital stock on a continuous basis whenever the Fund's shares are trading at more than a nominal discount to net asset value. During the period ended December 31, 1999, the Fund purchased 85,700 shares of capital stock on the open market at a total cost of $853,822. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 18.20%. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws. The shares purchased are held in treasury.

5. Capital Stock

There were no transactions in shares of common stock for the years ended August 31, 1999 and August 31, 1998. Transactions in shares of common stock for the period ended December 31, 1999 were as follows:

      Shares outstanding, beginning of period.................... 5,878,047
      Shares repurchased.........................................   (85,700)
                                                                  ---------
      Shares outstanding, end of period.......................... 5,792,347
                                                                  =========


At December 31, 1999, 38.9% of the Fund's outstanding shares were held by entities affiliated with certain of the Fund's directors.

                                           The Central European Value Fund, Inc.
Notes to Financial Statements (continued)
December 31, 1999

6. Concentration of Risk

Central European securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, purchases and sales of securities by the Fund involve special risks and considerations not present with respect to U.S. securities markets.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange rates. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets, the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or be in the developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

7. Acquisition of Investment Manager and Adviser

On October 31, 1999, PIMCO Advisors Holdings L.P. ("PAH"), its operating subsidiary and the Fund's Investment Manager, PIMCO Advisors L.P. ("PIMCO Advisors"), and Allianz AG ("Allianz") announced that they have reached a definitive agreement for Allianz, a German insurance company, to acquire majority ownership of PIMCO Advisors, including all of the interest held by PAH (the "Allianz Transaction"). For the Fund, the change of control as a result of the consummation of the Allianz Transaction (expected to close by the end of the first quarter of 2000) will result in the automatic termination of the current investment management agreement with PIMCO Advisors and the current advisory agreement with OpCap Advisors. The Board of Directors has approved new agreements with PIMCO Advisors and OpCap Advisors to become effective upon consummation of the Allianz Transaction. The new agreements have been submitted for approval by the Fund's stockholders.

                                           The Central European Value Fund, Inc.
Financial Highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                 For the Period                                               For the Period
                                              September 1, 1999 to            Year Ended August 31,        September 30, 1994 (3)
                                                                      ----------------------------------
                                             December  31,  1999 (1)  1999      1998      1997      1996     to August 31, 1995
                                             -----------------------  ----------------------------------   ---------------------
  Net asset value, beginning of period                $13.34          $11.93  $16.05    $17.23    $13.13         $13.77 (4)
                                                      ------          ------  ------    ------    ------         ------

  Income (Loss) From Investment Operations:
  Net investment income (loss).................        (0.06)(2)        0.25    0.10     (0.14)    (0.07)          0.29
  Net realized and unrealized gain (loss) on
     investments, forward foreign currency
     contracts and foreign currency
     transactions..............................         0.28 (2)        2.16   (4.08)    (0.54)     5.35          (0.83)
                                                      ------          ------  ------    ------    ------         ------


  Total from investment operations.............         0.22            2.41   (3.98)    (0.68)     5.28          (0.54)
                                                      ------          ------  ------    ------    ------         ------

  Dividends and Distributions to
     Shareholders from:
  Net investment income........................           --           (0.23)  (0.07)       --     (0.25)         (0.10)
  Net realized gain on investments.............           --           (0.67)  (0.07)    (0.50)       --             --
  Paid-in capital in excess of par.............           --           (0.10)     --        --        --             --
                                                      ------          ------  ------    ------    ------         ------

  Total dividends and distributions
     to shareholders...........................           --           (1.00)  (0.14)    (0.50)    (0.25)         (0.10)
                                                      ------          ------  ------    ------    ------         ------

  Capital Share Transactions:
  Anti-dilutive effect of shares repurchased...         0.03              --      --        --        --             --
  Dilutive effect of rights offering...........           --              --      --        --     (0.93)            --
                                                      ------          ------  ------    ------    ------         ------

  Net asset value, end of period...............       $13.59          $13.34  $11.93    $16.05    $17.23         $13.13
                                                      ======          ======  ======    ======    ======         ======


  Market value, end of period..................      $11.875          $11.25  $8.0625   $13.625   $14.75         $12.125
  Total Return (5) (6).........................          5.6%           51.3%  (40.1)%     (4.5)%   32.2%        (12.8)%
  Ratios/Supplemental Data
  Net assets, end of period (000)..............      $78,723         $78,423  $70,127   $94,322 $101,274        $57,880

  Ratio of expenses to average net assets (7)..         2.28%(8)        2.19%    2.09%     2.09%    2.14%         2.39%(8)
  Ratio of net investment income (loss) to
     average net assets........................        (1.37)%(8)       1.94%    0.65%    (0.87)%  (0.51)%        2.41%(8)
  Portfolio Turnover...........................           18%             73%      73%       56%      42%           20%


------------

(1) In December 1999, the Board of Directors changed the Fund's fiscal year-end from August to December.
(2)  Based on average shares outstanding.
(3)  Commencement of operations.
(4) Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.25 per share.
(5) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except for the period ended August 31, 1995, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
(6)  Total return for a period of less than one year is not annualized.
(7) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credit from custodian bank. (See note 1g in Notes to Financial Statements).
(8)  Annualized

See accompanying notes to financial statements

                                           The Central European Value Fund, Inc.
Report of Independent Accountants

To the Board of Directors and Shareholders of The Central European Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Central European Value Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 16, 2000

                                          The  Central European Value Fund, Inc.

Annual Shareholders Meeting

The Fund's annual meeting of shareholders was held on December 10, 1999. Shareholders voted to elect/re-elect Gary A. Bentz, Leslie H. Gelb, Wendy W. Luers, and Glenn W. Wilcox, Sr. as Class I Directors to serve until the 2002 Annual Meeting; William A. Clark and Andrew Strauss as Class II Directors to serve until the 2000 Annual Meeting; and Ralph W. Bradshaw and Ronald G. Olin as Class III Directors to serve until the 2001 Annual Meeting. Shareholders also ratified the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ended August 31, 2000. The resulting vote count for each proposal is listed below:



1. Election of Directors:

Directors to serve until 2000 Annual Meeting:

                                           For                Withheld Authority
                                           ---                ------------------

       William A. Clark                 4,519,779                   80,646
       Andrew Strauss                   4,484,279                  116,146

Directors to serve until 2001 Annual Meeting:

       Ronald G. Olin                   4,519,512                   80,913
       Ralph W. Bradshaw                4,519,380                   81,045

Directors to serve until 2002 Annual Meeting:

       Leslie H. Gelb                   4,485,577                  114,848
       Wendy W. Luers                   4,483,668                  116,757
       Gary A. Bentz                    4,519,779                   80,646
       Glenn W. Wilcox, Sr.             4,480,915                  119,510



2. Ratification of appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants:

                 For                     Against                    Abstain
                 ---                     -------                    -------
              4,572,995                   17,885                     9,545


--------------------------------------------------------------------------------
Resignation of Directors

On December 10, 1999, Paul Belica, Leslie H. Gelb, Wendy W. Luers and Luis Rubio resigned as directors of the Fund.

                                           The Central European Value Fund, Inc.

Dividend Reinvestment & Cash Purchase Plan

The Central European Value Fund, Inc. has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") in which all dividends and distributions paid to shareholders are automatically reinvested in additional shares (unless the shareholder elects to receive cash).

EquiServe L.P. (the "Plan Agent") serves as agent for the shareholders in administering the Plan. Subsequent to the Fund paying an income dividend and/or a capital gain distribution, Plan participants will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price on the payable date equals or exceeds the net asset value, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price, then such shares will be issued at 95% of the market price. If the net asset value exceeds the market price on the payable date, the Plan Agent will buy shares in the open market for the participant's accounts. If the Plan Agent is unable to invest the full dividend and/or distribution amount in open-market purchases or if the market price exceeds the net asset value during the purchase period, the Plan Agent will cease making open market purchases and will receive the uninvested portion of the dividend and/or distribution amount in newly issued shares.

Participants have an option to make additional cash payments to the Plan Agent, annually, in any amounts from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use such funds to purchase Fund shares in the open market on or about September 15. Any cash payment received more than 30 days prior to this date will be returned. It is suggested that participants send in cash payments approximately ten days before the date specified above. A participant may withdraw voluntary cash payment by written notice to the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent's fees for the reinvestment of dividends and/or distributions or voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund, however, each participant will pay a pro-rata share of brokerage commissions incurred with respect to any of the Plan Agent's open market purchases.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends and distributions.

All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8209, Boston, Massachusetts 02266-8209 or by telephone at 1-800-426-5523.

The Central European Value Fund, Inc.

 Directors and Principal Officers
   Ronald G. Olin
      Director and Chairman of the Board
   Stephen J. Treadway
      Director and President
   Ralph W. Bradshaw
      Director and Treasurer
   William A. Clark
      Director and Secretary
   Gary A. Bentz
      Director
   Edwin Meese
      Director
   Scott B. Rodgers
      Director
   Andrew Strauss
      Director
   Glenn W. Wilcox, Sr.
      Director
   Bernard H. Garil
      Executive Vice President
   Newton B. Schott, Jr.
      Executive Vice President and Assistant Secretary
   Elisa A. Mazen
      Executive Vice President
   Brian S. Shlissel
      Assistant Treasurer
   Elliot M. Weiss
      Assistant Secretary

   Investment Manager
   PIMCO Advisors L.P.
   800 Newport Center Drive
   Newport Beach, CA 92660

   Investment Adviser
   OpCap Advisors
   1345 Avenue of the Americas
   New York, NY 10105

   Transfer Agent, Dividend Paying Agent
   and Registrar
   EquiServe L.P.
   Post Office Box 8200
   Boston, MA 02266
                                        [LOGO]
   Independent Accountants
   PricewaterhouseCoopers LLP
   1177 Avenue of the Americas
   New York, NY 10036

   This report, including the financial information herein, is transmitted to the shareholders of The Central European Value Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.




                              THE CENTRAL EUROPEAN
                                VALUE FUND, INC.

                                  Annual Report
                                December 31, 1999






                               PIMCO ADVISORS L.P.